                                                                   Exhibit 10.80

                                                                       EXHIBIT D

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR REASONABLY ACCEPTABLE TO THE COMPANY TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

                           ADDITIONAL INVESTMENT RIGHT

                To Purchase __________ Shares of Common Stock of

                          IMPLANT SCIENCES CORPORATION

          THIS ADDITIONAL INVESTMENT RIGHT (the "ADDITIONAL INVESTMENT RIGHT") CERTIFIES that, for value received, _____________ (the "HOLDER"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date of issuance of this Additional Investment Right (the "INITIAL EXERCISE DATE") and on or prior to the earlier of (a) 100 days after the Effective Date and (b) the 8 month anniversary of the Closing Date (the "TERMINATION DATE") but not thereafter, to subscribe for and purchase from Implant Sciences Corporation, a Massachusetts corporation (the "COMPANY"), up to ____________ shares (the "ADDITIONAL INVESTMENT RIGHT SHARES") of Common Stock, par value $0.10 per share, of the Company (the "COMMON STOCK"). The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Additional Investment Right shall be $11.61(1), subject to adjustment hereunder. The Exercise Price and the number of Additional Investment Right Shares for which the Additional Investment Right is exercisable shall be subject to adjustment as provided herein. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANINGS SET FORTH IN THAT CERTAIN SECURITIES PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT"), DATED JUNE 17, 2004 AMONG THE COMPANY AND THE PURCHASERS SIGNATORY THERETO.


----------
(1) 92.5% of the lesser of (i) the average of the 5 consecutive Closing Prices immediately prior to the date of the Purchase Agreement and (ii) the Closing Price immediately prior to the date of the Purchase Agreement.

          1. TITLE TO ADDITIONAL INVESTMENT RIGHT. Prior to the Termination Date and subject to compliance with applicable laws and Section 7 of this Additional Investment Right, this Additional Investment Right and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Additional Investment Right together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

          2. AUTHORIZATION OF SHARES. The Company covenants that all Additional Investment Right Shares which may be issued upon the exercise of the purchase rights represented by this Additional Investment Right will, upon exercise of the purchase rights represented by this Additional Investment Right, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

          3.   EXERCISE OF ADDITIONAL INVESTMENT RIGHT.

               (a) Exercise of the purchase rights represented by this Additional Investment Right may be made at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); provided, however, within 5 Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Additional Investment Right to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder's prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission ("DWAC") system within 3 Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Additional Investment Right and payment of the aggregate Exercise Price as set forth above ("ADDITIONAL INVESTMENT RIGHT SHARE DELIVERY DATE"). This Additional Investment Right shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Additional Investment Right Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Additional Investment Right has been exercised by payment to the Company of the Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 5 prior to the issuance of such shares, have been paid. If the Company fails to cause its transfer agent to transmit to the Holder through the DWAC system a certificate or certificates representing the Additional Investment Right Shares pursuant to this Section 3(a) by the Additional Investment Right Share Delivery Date, then the Holder will have the right to rescind such exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder through the DWAC system a certificate or certificates representing the Additional Investment Right Shares pursuant to an exercise by the Additional Investment Right Share Delivery Date, and if after such day the Holder is required by its broker to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Additional Investment Right Shares which the Holder anticipated receiving upon such exercise (a "BUY-IN"), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Additional Investment Right Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Additional Investment Right and equivalent number of Additional Investment Right Shares for which such exercise was not honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

               (b) If this Additional Investment Right shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Additional Investment Right Shares, deliver to Holder a new Additional Investment Right evidencing the rights of Holder to purchase the unpurchased Additional Investment Right Shares called for by this Additional Investment Right, which new Additional Investment Right shall in all other respects be identical with this Additional Investment Right.

               (c) The Holder shall not have the right to exercise any portion of this Additional Investment Right, pursuant to Section 3(a) or otherwise, to the extent that after giving effect to such issuance after exercise, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Exercise, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such issuance. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Additional Investment Right with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) exercise of the remaining, nonexercised portion of this Additional Investment Right beneficially owned by the Holder or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Additional Investment Rights) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by Holder that the Company is not representing to Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this
     Section 3(c) applies, the determination of whether this Additional Investment Right is exercisable (in relation to other securities owned by the Holder) and of which a portion of this Additional Investment Right is exercisable shall be in the sole discretion of such Holder, and the submission of a Notice of Exercise shall be deemed to be such Holder's determination of whether this Additional Investment Right is exercisable (in relation to other securities owned by such Holder) and of which portion of this Additional Investment Right is exercisable, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 3(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Additional Investment Right, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

          4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Additional Investment Right. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price.

          5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for Additional Investment Right Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; PROVIDED, HOWEVER, that in the event certificates for Additional Investment Right Shares are to be issued in a name other than the name of the Holder, this Additional Investment Right when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

          6. CLOSING OF BOOKS. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Additional Investment Right, pursuant to the terms hereof.

          7.   TRANSFER, DIVISION AND COMBINATION.

                      (a) Subject to compliance with any applicable securities laws and the conditions set forth in Sections 1 and 7(e) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Additional Investment Right and all rights hereunder are transferable, in whole or in part, upon surrender of this Additional Investment Right at the principal office of the Company, together with a written assignment of this Additional Investment Right substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Additional Investment Right or Additional Investment Rights in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Additional Investment Right evidencing the portion of this Additional Investment Right not so assigned, and this Additional Investment Right shall promptly be cancelled. A Additional Investment Right, if properly assigned, may be exercised by a new holder for the purchase of Additional Investment Right Shares without having a new Additional Investment Right issued.

                      (b) This Additional Investment Right may be divided or combined with other Additional Investment Rights upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Additional Investment Rights are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 7(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Additional Investment Right or Additional Investment Rights in exchange for the Additional Investment Right or Additional Investment Rights to be divided or combined in accordance with such notice.

                      (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Additional Investment Right or Additional Investment Rights under this Section 7.

                      (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Additional Investment Rights.

                      (e) If, at the time of the surrender of this Additional Investment Right in connection with any transfer of this Additional Investment Right, the transfer of this Additional Investment Right shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Additional Investment Right, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the
     Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

          8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Additional Investment Right does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Additional Investment Right and the payment of the aggregate Exercise Price, the Additional Investment Right Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

          9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF ADDITIONAL INVESTMENT RIGHT. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Additional Investment Right or any stock certificate relating to the Additional Investment Right Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Additional Investment Right, shall not include the posting of any bond), and upon surrender and cancellation of such Additional Investment Right or stock certificate, if mutilated, the Company will make and deliver a new Additional Investment Right or stock certificate of like tenor and dated as of such cancellation, in lieu of such Additional Investment Right or stock certificate.

          10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

          11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF ADDITIONAL INVESTMENT RIGHT SHARES; STOCK SPLITS, ETC. The number and kind of securities purchasable upon the exercise of this Additional Investment Right and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Additional Investment Right Shares purchasable upon exercise of this Additional Investment Right immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Additional Investment Right Shares or other securities of the Company which it would have owned or have been entitled to receive had such Additional Investment Right been exercised in advance thereof. Upon each such adjustment of the kind and number of Additional Investment Right Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Additional Investment Right Shares or other securities resulting from such adjustment at an Exercise Price per Additional Investment Right Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Additional Investment Right Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Additional Investment Right Shares or other securities of the Company that are purchasable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          12. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("OTHER PROPERTY"), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, at the option of the Holder, upon exercise of this Additional Investment Right, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Additional Investment Right is exercisable immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Additional Investment Right to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Additional Investment Right Shares for which this Additional Investment Right is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12. For purposes of this Section 12, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 12 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or disposition of assets.

          13. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Additional Investment Right reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          14. NOTICE OF ADJUSTMENT. Whenever the number of Additional Investment Right Shares or number or kind of securities or other property purchasable upon the exercise of this Additional Investment Right or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Additional Investment Right Shares (and other securities or property) purchasable upon the exercise of this Additional Investment Right and the Exercise Price of such Additional Investment Right Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

          15.  NOTICE OF CORPORATE ACTION. If at any time:

                      (a) the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

                      (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation or,

                      (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall use its best efforts to give to Holder (i) at least 20 days' prior written notice of the date on which a record date shall be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their Additional Investment Right Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

          16. AUTHORIZED SHARES. The Company covenants that during the period the Additional Investment Right is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Additional

Investment Right Shares upon the exercise of any purchase rights under this Additional Investment Right. The Company further covenants that its issuance of this Additional Investment Right shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Additional Investment Right Shares upon the exercise of the purchase rights under this Additional Investment Right. The Company will take all such reasonable action as may be necessary to assure that such Additional Investment Right Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

               Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Additional Investment Right against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Additional Investment Right Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Additional Investment Right Shares upon the exercise of this Additional Investment Right, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Additional Investment Right.

               Before taking any action which would result in an adjustment the number of Additional Investment Right Shares for which this Additional Investment Right is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

          17.  MISCELLANEOUS.

                      (a) JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Additional Investment Right shall be determined in accordance with the provisions of the Purchase Agreement.

                      (b) RESTRICTIONS. The Holder acknowledges that the Additional Investment Right Shares acquired upon the exercise of this Additional Investment Right, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

                      (c) NONWAIVER AND EXPENSES. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Additional Investment Right, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

                      (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

                      (e) LIMITATION OF LIABILITY. No provision hereof, in the absence of any affirmative action by Holder to exercise this Additional Investment Right or purchase Additional Investment Right Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

                      (f) REMEDIES. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Additional Investment Right. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Additional Investment Right and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                      (g) SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Additional Investment Right and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Additional Investment Right are intended to be for the benefit of all Holders from time to time of this Additional Investment Right and shall be enforceable by any such Holder or holder of Additional Investment Right Shares.

                      (h) AMENDMENT. This Additional Investment Right may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

                      (i) SEVERABILITY. Wherever possible, each provision of this Additional Investment Right shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Additional Investment Right shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Additional Investment Right.

                      (j) HEADINGS. The headings used in this Additional Investment Right are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Additional Investment Right.

                              ********************

          IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be executed by its officer thereunto duly authorized.


Dated:  June ____, 2004


                                           IMPLANT SCIENCES CORPORATION


                                           By:
                                              -------------------------------
                                              Name:
                                              Title:

                               NOTICE OF EXERCISE

To:  Implant Sciences Corporation

          (1) The undersigned hereby elects to purchase ________ Additional Investment Right Shares of the Company pursuant to the terms of the attached Additional Investment Right (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

               Payment shall take the form of (check applicable box) lawful money of the United States;

          (2) Please issue a certificate or certificates representing said Additional Investment Right Shares in the name of the undersigned or in such other name as is specified below:

               __________________________________


The Additional Investment Right Shares shall be delivered to the following:

               __________________________________

               __________________________________

               __________________________________

          (4) ACCREDITED INVESTOR. The undersigned is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended.

                                           [PURCHASER]


                                           By:
                                              ------------------------------
                                           Name:
                                           Title:

                                           Dated:
                                                 ------------------------

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)

          FOR VALUE RECEIVED, the foregoing Additional Investment Right and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

________________________________________________________________________.


________________________________________________________________________

                                                     Dated:
                                                           -------------, ------


                      Holder's Signature:
                                           ---------------------------

                      Holder's Address:
                                           ---------------------------

                                           ---------------------------


Signature Guaranteed:
                      ------------------------------------------------


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Additional Investment Right, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Additional Investment Right.